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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 23, 1999

                        FIRST PLACE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          New Mexico                     0-25956            85-0317365
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(State or other jurisdiction of        (Commission       (I.R.S Employer
 incorporation or organization)        file number)     Identification No.)

 100 East Broadway, Farmington, New Mexico                       87401
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Address of principal executive offices                         Zip Code

Registrant's telephone number, including area code:  (505) 324-9500
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ITEM 5.     OTHER EVENTS

            News release dated April 23, 1999, announcing first quarter 1999 earnings and quarterly dividend.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  EXHIBITS

            99.1 News release dated April 23, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST PLACE FINANCIAL CORPORATION
                                   ---------------------------------
                                              (Registrant)

Date:  April 23, 1999              /s/  James D. Rose
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                                      President and Chief Operating Officer

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